Exhibit 2(b)

                             SUPPLEMENTAL AGREEMENT


     This Supplemental Agreement dated as of June 16, 1998 is among Scan-Optics, Inc., a Delaware corporation ("Buyer"), and each of Stephen M. Freeman ("Freeman") and Raymond C. Griffin, Jr. ("Griffin" and together with Freeman, "Sellers"). Buyer and Sellers hereby agree as follows.

     1. Reference to Purchase Agreement; Definitions. Reference is made to the Stock Purchase Agreement dated as of May 21, 1998 among Buyer and Sellers (the "Purchase Agreement"). Except as otherwise provided herein, capitalized terms used herein and not otherwise defined are used as defined in the Purchase Agreement as supplemented hereby.

     2. Escrow Adjustment Amount. Buyer and Sellers agree that the Escrow Adjustment Amount is minus $871,020.

     3. Agreements of Buyer. In consideration of the agreements of Sellers contained in this Supplemental Agreement, Buyer hereby agrees that:

          3.1. The Company will be a wholly-owned subsidiary of Buyer at least until the IBML Escrow Release Date, which shall be the earlier of (i) the full and final performance by the Company of its obligations pursuant to the United States State Department Contract referred to in Section 4.3 below or (ii) the effective date of any agreement between Buyer and Imaging Business Machines, L.L.C. ("IBML") pursuant to which IBML will sell Scanners (such term being used herein as defined in Exhibits B and C to the Escrow Agreement) to Buyer (a) on substantially the terms set forth in the IBML Distributor Agreement dated as of July 2, 1996, as amended by the First Amendment to IBML & SCS Distributor Agreement dated effective January 23, 1998, between IBML and the Company or (b) on such other terms has may be agreed upon by Buyer and IBML. Buyer will provide Sellers and the Escrow Agent (such term being used herein as defined in the Escrow Agreement) with written notice of the IBML Escrow Release Date. Buyer agrees that, prior to such date, it will cause the Company (1) to use its best efforts to comply with the terms of the United States State Department Contract # GS-35F-4559G dated February 2, 1998 (the "GSA Contract") between the Company and the United States General Services Administration (the "GSA") and (2) to continue, at the GSA's request, to hold Scanners purchased by the GSA, at no additional charge, until the GSA is ready for their installation.

          3.2. The certificate referred to in Section 2.4(a)(v) of the Purchase Agreement may state that:

          (i) solely as a result of, and to the extent affected by, secured loans in the aggregate principal amount of $500,000 made by Buyer to the Company, the representations and warranties of the Sellers in Sections 3.10, 3.16(j), 3.16(k), 3.17(d)(i) & (iii) are not accurate as of the Closing Date; and

          (ii) solely as a result of, and to the extent affected by, a claim against the Company by Overnite Transportation Company for $500,000 (the "Overnite Claim"), the representations and warranties of the Sellers in Sections 3.12, 3.17(d)(iii), 3.17(d)(iv) and 3.17(e) of the Purchase Agreement are inaccurate, and additional representations and warranties of the Sellers may be inaccurate.

     The condition to closing in Section 7.1(a) is hereby waived solely with respect to the inaccuracies referred to in clauses (i) and (ii) above. Any right to indemnification or other remedy based on Sellers' failure to comply with such condition to closing with respect to the inaccuracies referred to in clause (i) above is also hereby waived. Sellers acknowledge and confirm that, notwithstanding the waiver of the condition to closing with respect to the inaccuracies referred to in clause (ii) above, Buyer has the right pursuant to the Purchase Agreement to be indemnified by Sellers with respect to the Overnite Claim.

     3.3. As part of their consulting services pursuant to the Consulting and Noncompetition Agreements, and subject to Buyer's approval, Sellers may
(i) assist Buyer in its negotiations with IBML regarding sales of Scanners to Buyer during the term of the GSA Contract and (ii) assist the Company in its negotiations with Overnite Transportation Company regarding the Overnite Claim. The resolution of these negotiations shall be on terms reasonably satisfactory to Buyer and Sellers.

     3.4. The conditions to closing in Sections 7.3 and 7.5(b), and the condition to closing in Section 7.9 regarding offer letters, are hereby waived.

     3.5. Buyer hereby extends until June 30, 1998 the Sellers' option pursuant to Section 2.5 of the Purchase Agreement to purchase the life insurance policies described in such Section 2.5.

     3.6. Buyer agrees to cause the Company to reimburse Griffin for his unpaid business expenses accrued prior to the Closing Date in connection with his employment by the Company; provided, however, that Griffin will submit to the Company by June 30, 1998 reports of such expenses and receipts for amounts in excess of $25; and provided, further that such amounts will be shown as accrued expenses on the Company's financial statements as of the Closing Date.

     4.   Agreements of Sellers.  The Sellers hereby agree that:

     4.1. The condition to closing in Section 8.3 is hereby waived.

     4.2. The Escrow Agreement shall be substantially in the form of Exhibit A hereto, and at the Closing Buyer will deliver to the Escrow Agent $1,051,316, in addition to the amount required by Section 2.4(b)(ii) of the Purchase Agreement to be held pursuant to the Escrow Agreement.
Capitalized terms used in this Section 4.2 are used as defined in the Escrow Agreement. Buyer may draw on (i) the IBML Fund for any Margin Shortfall specified in a certificate of Buyer in the form of Exhibit B to the Escrow Agreement and (ii) on the General Fund for any Margin Shortfall specified in a Certificate of Buyer in the form of Exhibit C to the Escrow Agreement, in each case in accordance with the terms and conditions of the Escrow Agreement.

     4.3. The Sellers, jointly and severally, agree to pay to the Buyer on the IBML Escrow Release Date an amount equal to (a) 50% of the aggregate cost (internal and external) to the Buyer incurred as a result of maintaining the Company as a subsidiary of the Buyer from the Closing Date to the IBML Escrow Release Date, as determined in good faith by the Buyer and specified at least 7 days prior to the IBML Escrow Release Date by written notice from the Buyer to the Sellers, minus (b) the aggregate amount of the Gross Margins on the ImageTrac Scanners, if any, sold by the Company to the GSA, other than the ImageTrac scanners ordered by the GSA pursuant to the GSA Contract. The "Gross Margin" on any ImageTrac scanner means (x) the purchase price for such scanner to be paid to the Company by the GSA minus (y) the purchase price for such scanner to be paid by the Company to IBML.

     4.4. The Sellers hereby grant to Buyer the option to purchase (directly or through any affiliate of the Buyer designated by it), on or before July 15, 1998, all of the Sellers' right, title and interest in and to SCS Europe Limited, an English limited liability company ("SCS Europe"), exercisable by notice from Buyer to the Sellers. Between the date hereof and July 15, 1998 (or the closing of such acquisition), Sellers will answer all reasonable inquires from Buyer regarding SCS Europe and will give Buyer and its officers and representatives all reasonable access to the officers, employees and records of SCS Europe.

     4.5. The Sellers agree that if Buyer makes a Section 338(h)(10) election under the IRC with respect to the acquisition contemplated by the Purchase Agreement, they will also make such election and will agree with Buyer as to the allocation of the purchase price over the assets of the Company for purposes of this election. Such allocation shall be determined by Buyer after the Closing and shall be reasonably acceptable to Sellers.

     4.6. Sellers, jointly and severally, will indemnify and hold harmless the Indemnified Persons for, and will pay to the Indemnified Persons the amount of, any Damages arising, directly or indirectly, from or in connection with any misstatement in any Seller's Local Tax Certificate (as defined in the Escrow Agreement).

     5. Confirmation of Purchase Agreement. Except as specifically supplemented hereby, the Purchase Agreement is hereby confirmed as being in full force and effect.

     6. Governing Law. This Agreement will be governed by the laws of the State of Connecticut without regard to conflicts of laws principles.

     7. Jurisdiction; Service of Process. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against any of the parties in the courts of the State of Connecticut, County of Hartford, or, if it has or can acquire jurisdiction, in the United States District Court for the District of Connecticut, and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

     8. Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement. Executed signature pages from any such counterpart may be detached and attached to any other such counterpart, and any counterpart with signature pages executed by all of the Parties attached shall have the same force and effect as if it had been executed by all of the Parties.

            ******************************************

     IN WITNESS WHEREOF, the parties have executed and delivered this Supplemental Agreement as of the date first above written.

                                 SELLERS:



                              /s/Stephen M. Freeman
                                 Stephen M. Freeman

SCAN-OPTICS, INC.
                              /s/Raymond C. Griffin, Jr.
                                 Raymond C. Griffin, Jr.


By  /s/James C. Mavel
Name:  James C. Mavel
Title: Chairman, Chief Executive
        Officer and President

                                    EXHIBIT A

                                ESCROW AGREEMENT

     This Escrow Agreement, dated as of June 16, 1998 (the "Closing Date"), among Scan-Optics, Inc., a Delaware corporation ("Buyer"), Stephen M. Freeman, an individual resident in Birmingham, Alabama ("Freeman" and a "Seller"), Raymond C. Griffin, Jr. an individual resident in Birmingham, Alabama ("Griffin" and a "Seller"), and State Street Bank and Trust Company of Connecticut, N.A., a national banking association, as escrow agent ("Escrow Agent").

     This is the Escrow Agreement referred to in the Stock Purchase Agreement dated May 21, 1998 (the "Purchase Agreement") among Buyer and Sellers. Capitalized terms used in this agreement without definition shall have the respective meanings given to them in the Purchase Agreement.

     The parties, intending to be legally bound, hereby agree as follows:

1.   ESTABLISHMENT OF ESCROW

     (a) Buyer is depositing with Escrow Agent an amount equal to $2,872,902 in immediately available funds (as increased by any earnings thereon and by any amounts recovered pursuant to the last sentence of
Section 5(j), and as reduced by any disbursements pursuant to Sections 3 or 4, amounts withdrawn under Section 5(j), or losses on investments, the "Escrow Fund"). Escrow Agent acknowledges receipt thereof.

     (b) Escrow Agent hereby agrees to act as escrow agent and to hold, safeguard and disburse the Escrow Fund pursuant to the terms and conditions hereof. The Escrow Fund includes (i) $700,000 (the "General Fund"); (ii) $60,000 (the "Income Tax Fund"); (iii) $1,061,586 (the "Tax Fund") and (iv) $1,051,316 (the "IBML Fund"), which shall be disbursed by the Escrow Agent in accordance with Sections 3 and 4.

2.   INVESTMENT OF FUNDS

1. Except as Buyer and Sellers may from time to time jointly instruct Escrow Agent in writing, the Escrow Fund shall be invested from time to time, to the extent possible, in United States Treasury bills having a remaining maturity of 30 days, with any remainder being deposited and maintained in a money market deposit account with Escrow Agent, until disbursement of the entire Escrow Fund. Escrow Agent is authorized to liquidate in accordance with its customary procedures any portion of the Escrow Fund consisting of investments to provide for payments required to be made under this Agreement; provided, however that unless otherwise instructed by Buyer and Sellers jointly in writing, the Escrow Agent shall delay any such payment pending the maturity of sufficient investments to enable the Escrow Agent to make such payment with immediately available funds.

3.   CLAIMS

     (a) From time to time on or before the second anniversary of the Closing Date, Buyer may give written notice (a "Notice") to Sellers and Escrow Agent specifying in reasonable detail the nature and dollar amount of any claim (a "Claim") it may have under Section 10 of the Purchase Agreement; Buyer may make more than one claim with respect to any underlying state of facts. If Sellers give written notice to Buyer and Escrow Agent disputing any Claim (a "Counter Notice") within 30 days following receipt by Escrow Agent and Sellers of the Notice regarding such Claim, such Claim shall be resolved as provided in Section 16 hereof. If no Counter Notice is received by Escrow Agent within such 30-day period, then the dollar amount of damages claimed by Buyer as set forth in its Notice shall be deemed established for purposes of this Escrow Agreement and the Purchase Agreement and, at the end of such 30-day period, Escrow Agent shall pay to Buyer the dollar amount claimed in the Notice from (and only to the extent of) the balance then remaining in the General Fund. Escrow Agent shall not inquire into or consider whether a Claim complies with the requirements of the Purchase Agreement.

     (b) If a Counter Notice is given with respect to a claim, Escrow Agent shall make payment with respect thereto only in accordance with (i) joint written instructions of Buyer and Sellers or (ii) a decision of the arbitrators referred to in Section 16 hereof. The party presenting such decision to Escrow Agent shall also provide a legal opinion by counsel for the presenting party satisfactory to Escrow Agent to the effect that such decision of the arbitrators is final and is binding on the parties. Escrow Agent shall act on such decision and legal opinion without further question.

     (c) From time to time on or before the first anniversary of the Closing Date, Sellers may give to Buyer, and at any time, Buyer may give to Sellers, a copy of written confirmation, from any state listed on Exhibit A, or from any local Governmental Body within such state, of the amount of any Taxes (including without limitation all sales, use, franchise and income taxes and all interest and penalties thereon) owed to such state or local Governmental Body by Southern Computer Systems, Inc., an Alabama corporation (the "Company"). Upon receipt of such written confirmation by Buyer from Sellers (or upon Buyer's giving such written confirmation to Sellers), Buyer will notify Escrow Agent in writing (each a "Payment Notice") of the name of such state or local Governmental Body, the amount of such Taxes owed to such state or local Governmental Body, the portion of such Taxes which are income or franchise taxes (together with interest and penalties thereon) (such taxes, interest and penalties being referred to collectively as "Income Taxes") and the payment instructions for paying such Taxes to such state or local Governmental Body, and Escrow Agent shall pay to such state or local Governmental Body the amount of Taxes specified in such Payment Notice, (i) paying any Income Taxes specified in such Payment Notice from the Income Tax Fund (then paying any balance remaining on such Income Taxes from the General Fund), (ii) paying any other Taxes specified in such Payment Notice as being owed to such state, first from the portion of the Tax Fund allocated with respect to such state on Exhibit A (for each state, the "State Allocation"), then any balance remaining from the General Fund and (iii) paying any other Taxes specified in such Payment Notice as being owed to such local Governmental Body, first from the portion of the Tax Fund allocated with respect to local Governmental Bodies within such state (for each State, the "Local Allocation"), then any balance remaining from the General Fund.

     (d) If the amount of the State Allocation for any state exceeds the aggregate amount of all Taxes (other than Income Taxes) owed to such state, Buyer, upon receipt from such state of written confirmation that the Company, its assets and its successors and assigns have been released from liability for all Taxes (including without limitation all sales, use, franchise and income taxes and all interest and penalties thereon) owed to such state, shall notify Escrow Agent in writing (with a copy to Seller) of such release and the amount of such excess, and Escrow Agent shall pay to Sellers (50% to Freeman and 50% to Griffin) from the Tax Fund the amount of such excess.

     (e) If the amount of the Local Allocation for any state exceeds the aggregate amount of all Taxes (other than Income Taxes) owed to all local Governmental Bodies within such state, then, upon receipt by Buyer (i) from such local Governmental Bodies of written confirmation that the Company, its assets and its successors and assigns have been released from liability for all such Taxes (including all interest and penalties thereon) owed to such local Governmental Bodies and (ii) from Sellers of a certificate signed by them stating that the local Governmental Bodies furnishing such written confirmation are the only local Governmental Bodies within such state to which the Company owed Taxes as of the Closing Date (each a "Seller's Local Tax Certificate"), Buyer shall notify Escrow Agent in writing (with a copy to Sellers) of such release and the amount of such excess, and Escrow Agent shall pay to Sellers (50% to Freeman and 50% to Griffin) from the Tax Fund the amount of such excess.

     (f) Promptly upon receipt of a certificate from Buyer in substantially the form of Exhibit B hereto (a copy of which shall contemporaneously be sent by Buyer to Sellers), the Escrow Agent shall (i) pay to Buyer from the IBML Fund the amount (if greater than zero) of the Margin Shortfall specified on such certificate and (ii) pay to the Sellers from the IBML Fund (50% to Freeman and 50% to Griffin) an amount (if greater than zero) of the Excess Escrow specified on such certificate.

     (g) Promptly upon receipt of a certificate from Buyer in substantially the form of Exhibit C hereto (a copy of which shall contemporaneously be sent by Buyer to Sellers), the Escrow Agent shall pay to Buyer from the General Fund the amount of the Margin Shortfall specified on such certificate.

4.   TERMINATION OF ESCROW

     (a) Promptly following the second anniversary of the Closing Date, Escrow Agent shall pay and distribute the amount then remaining in the General Fund to Sellers (50% to Freeman and 50% to Griffin), unless (i) any Claims are then pending, in which case an amount equal to the aggregate dollar amount of such Claims (as shown in the Notices of such Claims) shall be retained by Escrow Agent in the Escrow Fund (and the balance paid to Sellers in such proportions) or (ii) Buyer has given notice to Sellers and Escrow Agent specifying in reasonable detail the nature of any other claim it may have under Section 10 of the Purchase Agreement with respect to which it is unable to specify the amount of Damages, in which case their entire Escrow Fund shall be retained by Escrow Agent, in either case until it receives joint written instructions of Buyer and Sellers or a final non-appealable order of a court of competent jurisdiction as contemplated by Section 3(b).

     (b) On the seventh anniversary of the Closing Date, Escrow Agent shall pay to Sellers (50% to Freeman and 50% to Griffin) the amounts then remaining in the Income Tax Fund and the Tax Fund.

     (c) Promptly upon receipt by Escrow Agent of written notice from Buyer (a copy of which shall be contemporaneously sent by Buyer to Sellers) that the IBML Escrow Release Date (as defined in the Supplemental Agreement dated as of June 16, 1998 among Buyer and Sellers) has occurred, Escrow Agent shall pay to Sellers (50% to Freeman and 50% to Griffin) any amount then remaining in the IBML Fund.

5.   DUTIES OF ESCROW AGENT

     (a) Escrow Agent shall not be under any duty to give the Escrow Fund held by it hereunder any greater degree of care than it gives its own similar property and shall not be required to invest any funds held hereunder except as directed in this Agreement. Uninvested funds held hereunder shall not earn or accrue interest.

     (b) Escrow Agent shall not be liable, except for its own gross negligence or willful misconduct and, except with respect to claims based upon such gross negligence or willful misconduct that are successfully asserted against Escrow Agent, the Buyer and Sellers hereto shall jointly and severally indemnify and hold harmless Escrow Agent (and any successor Escrow Agent) from and against any and all losses, liabilities, claims, actions, damages and expenses, including reasonable attorneys' fees and disbursements, arising out of and in connection with this Agreement. Without limiting the foregoing, Escrow Agent shall in no event be liable in connection with its investment or reinvestment of any cash held by it hereunder in good faith, in accordance with the terms hereof, including, without limitation, any liability for any delays (not resulting from its gross negligence or willful misconduct) in the investment or reinvestment of the Escrow Fund, or any loss of interest incident to any such delays.

     (c) Escrow Agent shall be entitled to rely upon any order, judgment, certification, demand, notice, instrument or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of the service thereof. Escrow Agent may act in reliance upon any instrument or signature believed by it to be genuine and may assume that the person purporting to give receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so. Escrow Agent may conclusively presume that the undersigned representative of any party hereto which is an entity other than a natural person has full power and authority to instruct Escrow Agent on behalf of that party unless written notice to the contrary is delivered to Escrow Agent.

     (d) Escrow Agent may act pursuant to the advice of counsel with respect to any matter relating to this Agreement and shall not be liable for any action taken or omitted by it in good faith in accordance with such advice.

     (e) Escrow Agent does not have any interest in the Escrow Fund deposited hereunder but is serving as escrow holder only and having only possession thereof. Any payments of income from the Escrow Fund shall be subject to withholding regulations then in force with respect to United States taxes. The Sellers will provide Escrow Agent with appropriate Internal Revenue Service Forms W-9 for tax identification number certification, or non-resident alien certifications. This Section 5(e) and
Section 5(b) shall survive notwithstanding any termination of this Agreement or the resignation of Escrow Agent.

     (f) Escrow Agent makes no representation as to the validity, value, genuineness or the collectability of any security or other document or instrument held by or delivered to it.

     (g) Escrow Agent shall not be called upon to advise any party as to the wisdom in selling or retaining or taking or refraining from any action with respect to any securities or other property deposited hereunder.

     (h) Escrow Agent (and any successor Escrow Agent) may at any time resign as such by delivering the Escrow Fund to any successor Escrow Agent jointly designated by the other parties hereto in writing, or to any court of competent jurisdiction, whereupon Escrow Agent shall be discharged of and from any and all further obligations arising in connection with this Agreement. The resignation of Escrow Agent will take effect on the earlier of (i) the appointment of a successor (including a court of competent jurisdiction) or (ii) the day which is 30 days after the date of delivery of its written notice of resignation to the other parties hereto. If at that time Escrow Agent has not received a designation of a successor Escrow Agent, Escrow Agent's sole responsibility after that time shall be to retain and safeguard the Escrow Fund until receipt of a designation of successor Escrow Agent or a joint written disposition instruction by the other parties hereto or a final non-appealable order of a court of competent jurisdiction.

     (i) In the event of any disagreement between the Buyer and Sellers hereto resulting in adverse claims or demands being made in connection with the Escrow Fund or in the event that Escrow Agent is in doubt as to what action it should take hereunder, Escrow Agent shall be entitled to retain the Escrow Fund until Escrow Agent shall have received (i) a final non-appealable order of a court of competent jurisdiction directing delivery of the Escrow Fund or (ii) a written agreement executed by the other parties hereto directing delivery of the Escrow Fund, in which event Escrow Agent shall disburse the Escrow Fund in accordance with such order or agreement. Any court order shall be accompanied by a legal opinion by counsel for the presenting party satisfactory to Escrow Agent to the effect that the order is final and non-appealable. Escrow Agent shall act on such court order and legal opinion without further question.

     (j) Buyer and Sellers shall pay Escrow Agent compensation (as payment in full) for the services to be rendered by Escrow Agent hereunder in the amount of $2,000 at the time of execution of this Agreement and $2,000 annually thereafter and agree to reimburse Escrow Agent for all reasonable expenses, disbursements and advances incurred or made by Escrow Agent in performance of its duties hereunder (including reasonable fees, expenses and disbursements of its counsel), and shall pay the reasonable fees of Escrow Agent's counsel at the time of execution of this Agreement. Any such compensation, fees and reimbursement to which Escrow Agent is entitled shall be borne 50% by Buyer, 25% by Freeman and 25% by Griffin. Any fees or expenses of Escrow Agent or its counsel that are not paid as provided for herein may be taken from any property held by Escrow Agent hereunder, and any party who paid his or its share of such fees or expenses may recover from the defaulting party the amount so taken and pay such amount to Escrow Agent, to be included in the Escrow Funds.

     (k) No printed or other matter in any language (including, without limitation, prospectuses, notices, reports and promotional material) that mentions Escrow Agent's name or the rights, powers, or duties of Escrow Agent shall be issued by the other parties hereto or on such parties' behalf unless Escrow Agent shall first have given its specific written consent thereto.

     (l) The other parties hereto authorize Escrow Agent, for any securities held hereunder, to use the services of any United States central securities depository it reasonably deems appropriate, including, without limitation, the Depositary Trust Company and the Federal Reserve Book Entry System.

6.   LIMITED RESPONSIBILITY

     This Agreement expressly sets forth all the duties of Escrow Agent with respect to any and all matters pertinent hereto. No implied duties or obligations shall be read into this agreement against Escrow Agent. Escrow Agent shall not be bound by the provisions of any agreement among the other parties hereto except this Agreement.

7.   OWNERSHIP FOR TAX PURPOSES

     Sellers agree that, for purposes of federal and other taxes based on income, Freeman and Griffin will be treated as the owner of 50% and 50%, respectively, of the Escrow Fund, and that Freeman and Griffin will report all income, if any, that is earned on, or derived from, the Escrow Fund as their income, in such proportions, in the taxable year or years in which such income is properly includible and pay any taxes attributable thereto.

8.   NOTICES

     All notices, consents, waivers and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by telecopier (with written confirmation of receipt) provided that a copy is mailed by registered mail, return receipt requested, or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate by notice to the other parties):

     Sellers:          Stephen M. Freeman
                       2792 Berkeley Drive
                       Birmingham, Alabama 35242

                       Raymond C. Griffin, Jr.
                       2933 Westmorland Drive
                       Birmingham, Alabama 35223

     with a copy to:   Mark Hoffman, Esq.
                       1300 20th Street South
                       Suite 302
                       Birmingham, Alabama 35205
                       Facsimile No.: (205) 933-1157

     Buyer:            Scan-Optics, Inc.
                       169 Progress Drive
                       Manchester, Connecticut 06040
                       Attention: James C. Mavel
                       Facsimile No.: (860) 647-0388

     with a copy to:   Day, Berry & Howard LLP
                       CityPlace I
                       Hartford, Connecticut 06103-3499
                       Attention: William H. Cuddy
                       Facsimile No.: (860) 275-0343

     Escrow Agent:     State Street Bank and Trust Company
                       of Connecticut, N.A.
                       Goodwin Square
                       225 Asylum Street
                       Hartford, Connecticut 06103
                       Attention: Dennis Fisher
                       Facsimile No.: (860) 244-1889

     with a copy to:   Reid and Riege, P.C.
                       One State Street
                       Hartford, Connecticut 06103
                       Attention: Bruce M. Lutsk
                       Facsimile No.: (860) 240-1002

9.   PAYMENTS

     Payments from the Escrow Fund pursuant to this Agreement shall be made as follows, or as specified in written instructions to the Escrow Agent from the party receiving such payment:

     If to Buyer, by wire transfer to:

          BankBoston Connecticut
          Hartford, Connecticut
          ABA No. 011100805
          Acct. No. 56029309
          Acct. Name: Scan-Optics, Inc.

     If to Freeman, to:

          National Bank of Commerce
          Birmingham, Alabama
          ABA No. 062001209
          Acct. No. 2603611
          Acct. Name: Stephen Mayo Freeman

     If to Griffin, to:

          National Bank of Commerce
          Birmingham, Alabama
          ABA No. 062001209
          Acct. No. 01455461407
          Acct. Name: Raymond C. Griffin, Jr. or
                      Priscilla H. Griffin

10.  JURISDICTION; SERVICE OF PROCESS

     Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against any of the parties in the courts of the State of Connecticut, County of Hartford, or, if it has or can acquire jurisdiction, in the United States District Court for the District of Connecticut, and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

11.  SUCCESSOR ESCROW AGENT

     Any corporation or association in which the Escrow Agent may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its corporate trust business and assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which it is a party, shall be and become successor Escrow Agent hereunder and vested with all of the title to the predecessor, without the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

12.  COUNTERPARTS

     This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original and all of which, when taken together, will be deemed to constitute one and the same. Executed signature pages from any such counterpart may be detached and attached to any other such counterpart, and any such counterpart with signature pages attached executed by all of the parties hereto shall have the same force and effect as if it had been executed by all such parties.

13.  SECTION HEADINGS

     The headings of sections in this Agreement are provided for convenience only and will not affect its construction or interpretation.

14.  WAIVER

     The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

15.  EXCLUSIVE AGREEMENT AND MODIFICATION

     This Agreement supersedes all prior agreements among the parties with respect to its subject matter and constitutes (along with the documents referred to in this Agreement) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended except by a written agreement executed by the Buyer, the Sellers and the Escrow Agent.

16.  GOVERNING LAW

     This Agreement shall be governed by the laws of the State of Connecticut, without regard to conflicts of law principles.

17.  ARBITRATION

      The parties shall attempt to resolve in good faith any dispute which arises out of or in connection with this Agreement. If the parties cannot resolve the dispute through negotiations within sixty (60) days, Buyer or any Seller may submit the dispute to arbitration by filing a notice with the American Arbitration Association ("AAA") and providing a copy concurrently to the other parties. Arbitration proceedings shall be conducted in accordance with the Commercial Arbitration Rules of the AAA. Arbitration shall take place in Hartford, Connecticut. Unless the parties otherwise agree, the arbitration shall be conducted before three arbitrators. Each party shall select one arbitrator from a list provided by the AAA and the third arbitrator will be selected by the first two selected arbitrators. The arbitrators shall be empowered to resolve all disputes and to award any remedies authorized by this Agreement. All arbitration proceedings, including all evidence and statements, shall be confidential and shall not be used or disclosed for any other purpose. Each party shall pay its own attorney's fees and expenses, and all other expenses of arbitration shall be equally divided between the parties. All decisions of the arbitrators shall be final, and may be enforced by any court of competent jurisdiction.

                         *  *  *  *  *  *

     IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

Buyer:

SCAN-OPTICS, INC.


By:________________________________________
   Name:  James C. Mavel
   Title: Chairman, Chief Executive Officer
          and President


Sellers:


_______________________
Stephen M. Freeman


_______________________
Raymond C. Griffin, Jr.


Escrow Agent:

STATE STREET BANK AND TRUST COMPANY
  OF CONNECTICUT, N.A.


By:_____________________
   Name:
   Title:

                                                                    Exhibit A

                              Tax Fund

        State Allocation     Local Allocation
AK                0                   0
AL           25,151               6,289
AR            1,761                 381
AZ            2,260                 452
CA           29,714               4,952
CO           14,878               4,959
CT            6,403               1,068
DC            1,018                 177
DE                0                   0
FL           96,395              16,066
GA           81,793              20,449
HI              336                  84
IA           32,698               6,540
ID              294                  59
IL           28,704               4,593
IN            6,137               1,228
KS            3,860               3,111
KY           76,259              12,710
LA            2,025                 506
MA           24,798               4,960
MD           13,184               2,637
ME            1,545                 258
MI            9,887               1,648
MN            6,214                 955
MO           10,041               2,376
MS              457                  66
MT                0                   0
NC            5,419                   2
ND               29                   5
NE            4,691                 938
NH                0                   0
NJ           15,496               2,583
NM              139                  29
NV              284                  44
NY           76,181              19,045
OH           13,923               2,784
OK            8,122               1,805
OR                0                   0
PA           57,970               9,662
RI              428                  61
SC            1,233                 247
SD            1,583                 397
TN          109,803              18,300
TX           57,678               9,228
UT              749                 157
VA           40,724              11,635
VT               19                   3
WA            1,816                 279
WI            7,730               1,547
WV            5,191                 866
WY              340                  86

Totals      885,359             176,226

                                          Total Tax Fund = $1,061,586

                                                                       EXHIBIT B

                    FORM OF CERTIFICATE OF MARGIN SHORTFALL

     Reference is made to (a) the Escrow Agreement dated as of June __, 1998 among Scan-Optics, Inc., a Delaware corporation (the "Buyer"), Stephen
M. Freeman and Raymond C. Griffin, Jr. (together, the "Sellers") and State Street Bank and Trust Company of Connecticut, N.A., a national banking association, as escrow agent ("the Escrow Agent") and (b) the U.S. Department of State Contract #GS-35F-4559G dated February 2, 1998 (the "GSA Contract") between Southern Computer Systems, Inc., an Alabama corporation (the "Company"), and the United States General Services Administration (the "GSA").

     The Buyer hereby certifies to the Escrow Agent (or any successor escrow agent pursuant to said Escrow Agreement) and the Sellers that:

                           [Complete Section A or B]

     A.    Margin Shortfall on Scanners Purchased

     (i) Either the Company or the Buyer has purchased from Imaging Business Machines, L.L.C. (or its successors or assigns) ("IBML") [insert number] _________ ImageTrac scanner(s) and other products (collectively, "Scanners") which have been or will be sold to the GSA pursuant to the GSA Contract.

     (ii) The expected margin per Scanner is $75,094 (the "Expected Margin"). The number of Scanners specified in clause (i) multiplied by the Expected Margin equals $_____________ (the "Total Expected Margin").

     (iii) The aggregate purchase price for such Scanners paid or to be paid by the Company or the Buyer to IBML is $_______________ (the "IBML Price").

     (iv) The aggregate purchase price for such Scanners payable by the GSA pursuant to the GSA Contract is $________________ (the "GSA Price").

     (v) The GSA Price minus the IBML Price = $________________ (the "Actual Margin"), which may be a positive or a negative number.

     (vi)  The Total Expected Margin minus the Actual Margin =
           $______________ (the "Margin Shortfall").

     (vii) The Total Expected Margin minus the Margin Shortfall =
           $________________. Is such amount less than or equal to the Total Expected Margin? __ Yes __ No. If "yes," such amount is the Excess Escrow.


                                       OR

     B.   Margin Shortfall on Failure to Deliver

     (i) IBML has refused to deliver [insert number] ________ Scanners (as defined in Section A) to the Company which were to be sold to the GSA pursuant to the GSA Contract.

     (ii) The number of Scanners specified in clause (i) multiplied by the Expected Margin (as defined in Section A) equals
          $__________________ (the "Margin Shortfall").

     IN WITNESS WHEREOF, the undersigned has executed this certificate as of ______________, 19__.

                                   SCAN-OPTICS, INC.



                                   By:_____________________
                                      Name:
                                      Title:

                                                                       EXHIBIT C

                    FORM OF CERTIFICATE OF MARGIN SHORTFALL

     Reference is made to (a) the Escrow Agreement dated as of June __, 1998 among Scan-Optics, Inc., a Delaware corporation (the "Buyer"), Stephen
M. Freeman and Raymond C. Griffin, Jr. (together, the "Sellers") and State Street Bank and Trust Company of Connecticut, N.A., a national banking association, as escrow agent ("the Escrow Agent") and (b) the U.S. Department of State Contract #GS-35F-4559G dated February 2, 1998 (the "GSA Contract") between Southern Computer Systems, Inc., an Alabama corporation (the "Company"), and the United States General Services Administration (the "GSA").

     The Buyer hereby certifies to the Escrow Agent (or any successor escrow agent pursuant to said Escrow Agreement) and the Sellers that:

                     [Complete Section A or B]

     A.    Margin Shortfall on Scanners Purchased

     (i) Either the Company or the Buyer has purchased from Imaging Business Machines, L.L.C. (or its successors or assigns) ("IBML") _________ [insert number] ImageTrac scanner(s) and other products (collectively, "Scanners") which have been or will be sold to a government entity (the "Purchaser") entitled to purchase the Scanners at the GSA Price specified on the Equipment List included in the GSA Contract (the "GSA Schedule").

     (ii) The aggregate purchase price for such Scanners paid or to be paid by the Company or the Buyer to IBML is $_________________ (the "IBML Price").

     (iii) The aggregate purchase price for such Scanners payable by the Purchaser pursuant to the GSA Schedule is $________________ (the "GSA Price").

     (iv) The GSA Price divided by 10 = $__________________ (the "Minimum Margin").

     (v) The GSA Price minus the IBML Price = $______________ (the "Actual Margin"), which may be a positive or a negative number.

     (vi) The Minimum Margin minus the Actual Margin = $_____________ (the "Margin Shortfall").

                                       OR

     B.    Margin Shortfall on Failure to Deliver

     (i) The Company has received an order for Scanners (as defined in Section A) from a Purchaser (as defined in Section A).

     (ii) IBML has refused to deliver ________ [insert number] of such Scanners to the Company.

     (iii) The aggregate purchase price for such Scanners pursuant to the GSA Schedule is $_________________ (the "GSA Price").

     (iv) The GSA Price divided by 10 = $________________ (the "Margin Shortfall").

     IN WITNESS WHEREOF, the undersigned has executed this certificate as of ______________, 19__.

                                   SCAN-OPTICS, INC.



                                   By:_____________________
                                      Name:
                                      Title: